SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 28, 2002

                                  VIZACOM, INC
             (Exact Name of Registrant as Specified in its Charter)




Delaware                                 1-14076                22-3270045
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(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
        of Incorporation)                                    Identification No.)


       3512 Veterans Memorial Highway
              Bohemia, New York                               11716
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(Address of Principal Executive Offices)                     (Zip Code)


(Registrant's telephone number, including area code):  631-981-5500


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
         ------------

     On June 28, Vizacom, Inc. (the "Company") issued a press release announcing the date of its 2002 Annual Meeting of Stockholders.

     A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         Exhibit No.       Description
         -----------       -----------

             99 Press Release of the Company dated June 28, 2002 announcing date of its 2002 Annual Meeting of Stockholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 28, 2002                        VIZACOM, INC.


                                              By:  /s/ Alan W. Schoenbart
                                                   ----------------------------
                                                   Alan W. Schoenbart
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


         Exhibit No.     Description
         -----------     -----------

             99          Press  Release of the  Company  dated  June 28,  2002.